UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report: December 22, 2006
(Date of earliest event reported)

Hawk Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-13797	34-1608156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Public Square, Suite 1500, Cleveland, Ohio 44114
(Address of principal executive offices including zip code)

(216) 861-3553
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 22, 2006, Hawk Corporation issued a press release regarding an informal inquiry from the staff of the Securities and Exchange Commission requesting that Hawk voluntarily produce documents and information. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is also available at Hawk’s website at www.hawkcorp.com.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits
99.1 Hawk Corporation Press Release dated December 22, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2006              HAWK CORPORATION

By:
Thomas A. Gilbride
Vice President - Finance
and Treasurer

EXHIBIT INDEX

Exhibit Number Description

99.1   Hawk Corporation Press Release dated December 22, 2006